Exhibit 99.2

Amendment to Amended and Restated Tax Receivable Agreement

Amendment, dated as of September 5, 2019 and effective as of the Effective Time (as defined below) (this “Amendment”) among APO Corp., a Delaware corporation (“APO Corp.”), Apollo Principal Holdings II, L.P., a Cayman Islands exempted limited partnership (“Apollo Principal II”), Apollo Principal Holdings IV, L.P., a Cayman Islands exempted limited partnership (“Apollo Principal IV”), Apollo Principal Holdings VI, L.P., a Cayman Islands exempted limited partnership (“Apollo Principal VI”), Apollo Principal Holdings VIII, L.P., a Cayman Islands exempted limited partnership (“Apollo Principal VIII”), AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH Holdings”), collectively, the “Partnerships”), and each of the undersigned parties hereto identified as “Holders” (collectively, the “Parties”).

WHEREAS, the Parties heretofore executed and delivered an Amended and Restated Tax Receivable Agreement, dated as of May 6, 2013 (the “Agreement”); and

WHEREAS, in connection with the conversion of Apollo Global Management, LLC into a Delaware corporation as of the Effective Time, the Parties desire to make related amendments to the Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Amendment to Section 1.01 of the Agreement.

a)	The definition of “Amended and Restated Exchange Agreement” is hereby amended and restated in its entirety as follows:

“Amended and Restated Exchange Agreement” means the Sixth Amended and Restated Exchange Agreement, dated as of the date hereof, among the Issuer, each of the Apollo Principal Partnerships and each of the Apollo Principal Holders (as defined therein) from time to time party thereto, as it may be amended, supplemented or restated from time to time.

b)	The definition of “Apollo Operating Group Members” is hereby amended and restated in its entirety as follows:

“Apollo Operating Group Members” means, collectively, APO (FC), LLC, an Anguilla limited liability company, APO (FC II), LLC, an Anguilla limited liability company, APO (FC III), LLC, a Cayman Islands limited liability company, APO UK (FC), Limited, a United Kingdom incorporated company, APO Corp., APO FC, APO LLC and any successors thereto and any Person formed after the date of this Amendment by the Issuer to hold an interest in one or more Apollo Principal Partnerships.

c)	The definition of “Apollo Principal Partnerships” is hereby amended and restated in its entirety as follows:

“Apollo Principal Partnerships” means, collectively, Apollo Principal Holdings I, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings III, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings V, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings VII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings IX, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings X, L.P., a Cayman Islands exempted limited partnership, Apollo Principal Holdings XI, LLC, an Anguilla limited liability company, Apollo Principal Holdings XII, L.P., a Cayman Islands exempted limited partnership, Apollo Principal II, Apollo Principal IV, Apollo Principal VI, Apollo Principal VIII, AMH Holdings and any successors thereto and any Person treated as a partnership for U.S. federal income tax purposes formed after the date of this Amendment by one or more Apollo Operating Group Members and AP Professional Holdings (or any successor or assignee thereof).

d)	The definition of “Change of Control” is hereby amended and restated in its entirety as follows:

“Change of Control” means the occurrence of any Person, other than a Person approved by AGM Management, LLC, becoming the Class C Shareholder of the Issuer.

e)	The definition of “Class A Shares” is hereby amended and restated in its entirety as follows:

“Class A Shares” means the Class A common stock, $.00001 par value per share, of the Issuer.

f)	The following definition is hereby added in the proper alphabetical order:

“Class C Shareholder” means AGM Management, LLC, a Delaware limited liability company, and any successor or permitted assign that owns the Class C common stock, $.00001 par value, of the Issuer at the applicable time.

g)	The definition of “Issuer” is hereby amended and restated in its entirety as follows:

“Issuer” means Apollo Global Management, Inc., a corporation formed under the laws of the State of Delaware, and any successor thereto.

h)	Reference to “Manager” in the definition of “Market Value” is hereby amended and replaced by “Class C Shareholder”.

i)	The definition of “Non-Stepped Up Tax Liability” is hereby amended and restated in its entirety as follows:

“Non-Stepped Up Tax Liability” means, with respect to any Taxable Year, the liability for Taxes of APO Corp., including with respect, directly or indirectly, to the income and gains allocable to APO Corp. from any Partnership in which APO Corp. owns an interest using the same methods, elections, conventions and similar practices used on APO Corp.’s Return, but calculated using the Non-Stepped Up Tax Basis instead of the tax basis of the Original Assets and excluding any deduction attributable to the Imputed Interest.

j)	The definition of “Realized Tax Benefit” is hereby amended and restated in its entirety as follows:

“Realized Tax Benefit” means, for a Taxable Year, the excess, if any, of the Non-Stepped Up Tax Liability over the actual liability for Taxes of APO Corp. or any Partnership in which APO Corp. owns, directly or indirectly, an interest, but only with respect to Taxes imposed with respect to income of such Partnership allocable to APO Corp. If all or a portion of the actual liability for Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority for the Taxable Year, such liability shall not be included in determining the Realized Tax Benefit unless and until there has been a Determination.

k)	The definition of “Realized Tax Detriment” is hereby amended and restated in its entirety as follows:

“Realized Tax Detriment” means, for a Taxable Year, the excess, if any, of the actual liability for Taxes of APO Corp. or any Partnership in which APO Corp. owns an interest, but only with respect to Taxes imposed with respect to income of such Partnership allocable to APO Corp., over the Non-Stepped Up Tax Liability for such Taxable Year. If all or a portion of the actual liability for Taxes for the Taxable Year arises as a result of an audit by a Taxing Authority for the Taxable Year, such liability shall not be included in determining the Realized Tax Detriment unless and until there has been a Determination.

l)	The definitions of “B Exchange” and “Manager” are hereby deleted.

2.	Amendment to Section 7.01 of the Agreement.

Reference to “Apollo Global Management, LLC” is hereby amended and replaced by reference to “Apollo Global Management, Inc.”.

3.	Amendment to Section 7.11 of the Agreement.

a)	The second sentence of Section 7.11(a) of the Agreement is hereby amended and restated as follows:

If either (i) the Issuer or any other Apollo Operating Group Member has elected to be or otherwise become, or elects to be or otherwise becomes, treated as a corporation for tax purposes, or (ii) the Issuer holds any other Apollo Operating Group Member directly or indirectly through an entity that is treated as a corporation for tax purposes, then (w) the Issuer, such other entity treated as a corporation for tax purposes, or such other Apollo Operating Group Member, as applicable (the “Relevant Entity”), shall execute and deliver a joinder to this Agreement pursuant to which the provisions of this Agreement shall apply to such Relevant Entity in the same manner as to APO Corp., and (x) the provisions of this Agreement shall apply to each partnership, limited partnership and limited liability company Controlled by any other Apollo Operating Group Member as if each such entity were a Partnership; provided that, if any Partnership Units or limited partner interests in other Apollo Principal Partnerships were Exchanged prior to an event described in clause (i) or (ii) above, then (y) such Exchange shall be treated for purposes of this Agreement as having occurred immediately after such event at the Market Value in existence at the time of such prior Exchange, and (z) the Relevant Entity shall be required to make the same Tax Benefit Payments pursuant to the terms of this Agreement that it would have been required to make had it been treated in the same manner as APO Corp. on the date of such Exchange; provided, however, that such Tax Benefit Payments shall be payable only with respect to (I) Original Assets that are still owned at the time of the event described in clause (i) or (ii) above, and (II) taxable years of such entity ending on or after the date of the event described in clause (i) or (ii) above.

4.	Amendment to Section 7.14 of the Agreement. Section 7.14 of the Agreement is hereby amended and restated as follows:

Each Apollo Operating Group Member hereby agrees that, to the extent it acquires a general partner interest, managing member interest or similar interest in any Person after the date hereof, it shall cause such Person to execute and deliver a joinder to this Agreement and become a “Partnership” for all purposes of this Agreement.

5.

Effective Time. This Amendment shall be effective, and the provisions hereof shall become operative, at 12:01 a.m. on September 5, 2019 (the “Effective Time”) and no party shall be required to commence performance hereunder until the Effective Time.

6.

Miscellaneous. Sections 7.01 through 7.08, 7.12, 7.13 and 7.15 of the Agreement shall apply to this Amendment, mutatis mutandis. No amendment of the Agreement shall be required to the extent any entity becomes a successor of any of the parties thereto.

[Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

APO CORP.

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS II, L.P.

By:	Apollo Principal Holdings II GP, LLC, its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS IV, L.P.

By:	Apollo Principal Holdings IV GP, Ltd, its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VI, L.P.

By:	Apollo Principal Holdings VI GP, LLC its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

APOLLO PRINCIPAL HOLDINGS VIII, L.P.

By:	Apollo Principal Holdings VIII GP, Ltd. its General Partner

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

AMH HOLDINGS (CAYMAN), L.P.

By:	AMH Holdings GP, Ltd. its General Partner

By:	Apollo Management Holdings GP, LLC its Sole Director

By:	/s/ John J. Suydam
John J. Suydam
Vice President and Secretary

HOLDERS:

/s/ Leon D. Black
Leon D. Black

/s/ Marc J. Rowan
Marc J. Rowan

/s/ Joshua J. Harris
Joshua J. Harris